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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 22,2003
                        (Date of earliest event reported)

                               CELLCO PARTNERSHIP
             (Exact name of registrant as specified in its charter)


          Delaware                         333-92214                           22-3372889
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification No.)
        organization)

180 Washington Valley Road
Bedminster, NJ                                                                  07921
(Address of principal executive offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (908) 306-7000

                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following information is being provided under Item 12 "Disclosure of Results of Operations and Financial Condition" and is being furnished under Item 9 in accordance with SEC release No. 33-8216. Such information, including the exhibits attached hereto under Item 7, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

(c)      Exhibits.

         99 Press release and financial tables dated April 22, 2003, issued by Verizon Communications Inc. and contained in its Investor Relations Bulletin.


ITEM 9. REGULATION FD DISCLOSURE

On April 22, 2003, Verizon Communications Inc. issued a press release announcing earnings for the first quarter of 2003. This press release includes information related to the results of operation and financial condition of Cellco Partnership d/b/a Verizon Wireless (the "Registrant") for the first quarter of 2003 and is being provided by the Registrant under Item 12 "Results of Operations and Financial Condition" and furnished under Item 9, in accordance with SEC Release No. 33-8216. This information, including the exhibits attached hereto under Item 7, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               CELLCO PARTNERSHIP



Date: April 22, 2003              By: /s/ S. Mark Tuller
      --------------                  -------------------------------
                                      S. Mark Tuller
                                      Vice President - Legal & External
                                        Affairs, General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

     99 Press release and financial tables, dated April 22, 2003, issued by Verizon Communications Inc. and contained in its Investors Relations Bulletin.